Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Preparation

2.1. Basis of Preparation

These consolidated financial statements of LATAM Airlines Group S.A. as of December 31, 2020 and 2019 and for the three years ended December 31, 2020 and have been prepared in accordance with the International Financial Reporting Standards (IFRS) issued by the International Accounting Standards Board (“IASB”) and with the interpretations issued by the interpretations committee of the International Financial Reporting Standards (IFRIC).

The consolidated financial statements have been prepared under the historic-cost criterion, although modified by the valuation at fair value of certain financial instruments.

The preparation of the consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to use its judgment in applying the Company’s accounting policies. Note 4 shows the areas that imply a greater degree of judgment or complexity or the areas where the assumptions and estimates are significant to the consolidated financial statements.

The consolidated financial statements have been prepared in accordance with the accounting policies used by the Company for the consolidated financial statements 2019, except for the standards and interpretations adopted as of January 1, 2020.

(a) Accounting pronouncements with implementation effective from January 1, 2020:

(i) Standards and amendments	Date of issue	Effective Date:

Amendment to IFRS 3: Business combinations.	October 2018	01/01/2020

Amendment to IAS 1: Presentation of Financial Statements and IAS 8 Accounting policies, changes in accounting estimates and errors.	October 2018	01/01/2020

Amendment to IFRS 9: Financial instruments; IAS 39: Financial Instruments: Recognition and Measurement; and IFRS 7: Financial Instruments: Disclosure	September 2019	01/01/2020

The application of these accounting pronouncements as of January 1, 2020, had no significant effect on the Company’s consolidated financial statements.

(b) Accounting pronouncements not in force for the financial years beginning on January 1, 2020:

(b.1.) Not early adopted:

(i) Standards and amendments	Date of issue	Effective Date:

Amendment to IFRS 9: Financial instruments; IAS 39: Financial Instruments: Recognition and Measurement; IFRS 7: Financial Instruments: Disclosure; IFRS 4: Insurance contracts; and IFRS 16: Leases.	August 2020	01/01/2021

Amendment to IFRS 4: Insurance contracts	June 2020	01/01/2023

Amendment to IFRS 17: Insurance contracts.	June 2020	01/01/2023

Amendment to IFRS 3: Business combinations.	May 2020	01/01/2022

Amendment to IAS 37: Provisions, contingent liabilities and contingent assets.	May 2020	01/01/2022

Amendment to IAS 16: Property, plant and equipment.	May 2020	01/01/2022

Amendment to IAS 1: Presentation of financial statements.	January 2020	01/01/2023

IFRS 17: Insurance contracts	May 2017	01/01/2023

Amendment to IFRS 10: Consolidated financial statements and IAS 28: Investments in associates and joint ventures.	September 2014	Not determined

(ii) Improvements

Improvements to International Information Standards Financial (2018-2020 cycle) IFRS 1: First-time adoption of international financial reporting standards, IFRS 9: Financial Instruments, illustrative examples accompanying IFRS 16: Leases, IAS 41: Agriculture	May 2020	01/01/2022

The Company’s management estimates that the adoption of the standards, amendments and interpretations described above will not have a significant impact on the Company’s consolidated financial statements in the exercise of their first application.

(b.2.) Early adopted standard:

(i) Standards and amendments	Date of issue	Effective Date:

Amendment to IFRS 16: Leases.	May 2020	06/01/2020

(b.3.) Adoption of IFRS 9 Financial Instruments for hedge accounting:

On January 1, 2018, the effective adoption date of IFRS 9 Financial Instruments, the Company established the accounting policy to continue applying IAS 39 Financial Instruments: Recognition and Measurement for hedge accounting. On January 1, 2021, the Company will modify this accounting policy and adopt IFRS 9 in relation to hedge accounting, aligning the requirements for hedge accounting with the Company’s risk management policies.

The Company has evaluated the hedge relationships in force as of December 31, 2020, and has determined that they meet the criteria for hedge accounting under IFRS 9 Financial Instruments as of January 1, 2021 and, consequently, they will be considered relationships continuous coverage.

The time value of the options used as hedging instruments, effective at the closing of these Consolidated Financial Statements, will not continue to be designated as part of the hedging relationship but their recognition will continue in Other Comprehensive Income until the forecast transaction occurs at which time will be recognized in the income statement. As of December 31, 2020, the amount recognized in Equity corresponding to the temporal value of the options is ThUS $ (380).

The hedge accounting requirements of IFRS 9 will be applied prospectively. The Company estimates that the application of this part of the standard will not have significant impact on consolidated financial statements.

The Company is modifying the documentation of the existing hedging relationships as of December 31, 2020 in accordance with the provisions of IFRS 9 Financial Instruments.

(c) Chapter 11 Filing and Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As disclosed in the accompanying consolidated financial statements, the Company incurred a net loss attributable to owners of the parent of US$ 4,546 million for the year ended December 31, 2020. As of that date, the Company has a negative working capital of US$ 4,348 million and will require additional working capital during 2021 to support a sustainable business operation. As of December 31, 2020, the company has negative equity of US$ 2,436 million, which corresponds to the attributable equity to the owners of the parent.

On May 26, 2020 (the “Initial Petition Date”), LATAM Airlines Group S.A. and certain of its direct and indirect subsidiaries (collectively, the “Initial Debtors”) filed voluntary petitions for reorganization (the “Initial Bankruptcy Filing”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On July 7, 2020 (the “Piquero Petition Date”), Piquero Leasing Limited (“Piquero”) also filed a petition for reorganization with the Bankruptcy Court (the “Piquero Bankruptcy Filing”). On July 9, 2020 (together with the Initial Petition Date and Piquero Petition Date, as applicable, the “Petition Date”), TAM S.A. and certain of its subsidiaries in Brazil (together with the Initial Debtors and Piquero, the “Debtors”) also filed petitions for reorganization (together with the Initial Bankruptcy Filing and the Piquero Bankruptcy Filing, the “Bankruptcy Filing”), as a consequence of the prolonged effects of the COVID-19 Pandemic. The Bankruptcy Filing for each of the Debtors is being jointly administered under the caption “In re LATAM Airlines Group S.A.” Case Number 20-11254. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Bankruptcy Filing is intended to permit the Company to reorganize and improve liquidity, wind down unprofitable contracts and amend its capacity purchase agreements to enable sustainable profitability. The Company’s goal is to develop and implement a plan of reorganization that meets the standards for confirmation under the Bankruptcy Code.

As part of their overall reorganization process, the Debtors also have sought and received relief in certain non-U.S. jurisdictions. On May 27, 2020, the Grand Court of the Cayman Islands granted the applications of certain of the Debtors for the appointment of provisional liquidators (“JPLs”) pursuant to section 104(3) of the Companies Law (2020 Revision). On June 4, 2020, the 2nd Civil Court of Santiago, Chile issued an order recognizing the Chapter 11 proceeding with respect to the LATAM Airlines Group S.A., Lan Cargo S.A., Fast Air Almacenes de Carga S.A., Latam Travel Chile II S.A., Lan Cargo Inversiones S.A., Transporte Aéreo S.A., Inversiones Lan S.A., Lan Pax Group S.A. and Technical Training LATAM S.A. All remedies filed against the order have been rejected and the decision is, then, final. Finally, on June 12, 2020, the Superintendence of Companies of Colombia granted recognition to the Chapter 11 proceedings. On July 10, 2020, the Grand Court of the Cayman Islands granted the Debtors’ application for the appointment of JPLs to Piquero Leasing Limited.

Operation and Implication of the Bankruptcy Filing:

The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. As debtors-in-possession, the Debtors are authorized to engage in transactions within the ordinary course of business without prior authorization of the Bankruptcy Court. The protections afforded by the Bankruptcy Code allows the Debtors to operate their business without interruption, and the Bankruptcy Court has granted additional relief including, inter alia, the authority, but not the obligation, to (i) pay amounts owed under certain critical airline agreements; (ii) pay certain third-parties who hold liens or other possessory interests in the Debtors’ property; (iii) pay employee wages and continue employee benefit programs; (iv) pay prepetition taxes and related fees; (v) continue insurance and surety bond programs; (vi) pay certain de minimis litigation judgements or settlements without prior approval of the Bankruptcy Court; (vii) pay fuel supplies; and

As debtors-in-possession, the Debtors may use, sell, or lease property of their estates, subject to the Bankruptcy Court’s approval if not otherwise in the ordinary course of business. The Debtors have not yet prepared or filed with the Bankruptcy Court a plan of reorganization, and, pursuant to section 1121 of the Bankruptcy Code, have the exclusive right to propose such a plan on or before June 30, 2021, or such later date as may be further ordered by the Bankruptcy Court. The ultimate plan of reorganization, which can only be adopted after meeting all requirements set forth in sections 1126 and 1129 of the Bankruptcy Code and subject to approval by the Bankruptcy Court, could materially change the amounts and classifications in the consolidated financial statements, including the value, if any, of the Debtors’ prepetition liabilities and securities.

Events Leading to the Chapter 11 Cases:

Since the first quarter of 2020, the passenger air transportation business has been affected worldwide by a significant decrease in international air traffic, due to the closure of international borders with the aim of protecting the population from the effects of COVID-19, an infectious disease caused by a new virus, declared a pandemic by the World Health Organization.

LATAM’s preliminary assessment in the beginning of March 2020 indicated previous disease outbreaks have peaked after few months and recovered pre-outbreak levels in no more than 6 to 7 months, and the effect with scenery impacting mainly on Asia Pacific Airlines, indicating impact on Latin America of a marginal decrease of Revenue Per Kilometers forecast.

For the Company, the reduction in its operation began in the middle of March 2020 with the announcement of a 30% decrease in its operations and the suspension of the guidance for 2020 in line with protection measures and boarding restrictions implemented by local governments (March 16, 2020 for Peru, Colombia and Argentina, March 18, 2020 for Chile and March 27, 2020 for Brazil). On March 16, 2020, the Company announced an update of its projection to a progressive decrease in its operation up to 70%.

By March 29, 2020, COVID 19 had already generated an unprecedented shock on Airlines Industry, specifically on airlines passenger revenue. The situation has both broadened and deepened beyond the initial assessment.

In response to COVID 19, governments have been imposing much more severe border restrictions and airlines have been subsequently announcing sharp capacity cuts in response to a dramatic drop in travel demand. On April 2, 2020, the Company announced a decrease in its operation by 95%.

The Company’s passenger traffic for the year ended December 31, 2020, decreased by 65,8% compared to the year 2019.

In order to protect liquidity, the Company has carried out financial transactions, such as the use of funds from the Revolving Credit Facility (Revolving Credit Facility) for US $ 600 million, which have affected its financial assets and liabilities, especially the items of Cash and cash equivalents and other financial liabilities.

In the second quarter of 2020, the Company estimated that reactivation of its operations would occur during the third and fourth quarters of 2020. At this time there is an approximately 30% increase in the Company’s operations, however, the exact moment and pace of the full recovery are uncertain, given the significant impact of the pandemic on the countries in which it operates.

Among the initiatives that the Company studied and committed to protect liquidity were the following:

(i)	Reduction and postponement of the investment plan for different projects;

(ii)	Implementation of control measurements for payments to suppliers and purchases of new goods and services;

(iii)	Negotiation of the payment conditions with suppliers;

(iv)	Ticket refunds via travel vouchers and Frequent Flyer Program points and miles; all in all, the LATAM Group will continue to honor all current and future tickets, as well as travel vouchers, frequent flyer miles and benefits, and flexibility policies;

(v)	Temporary reduction of salaries, considering the legal framework of each country: as of the second quarter, the Company implemented a voluntary process to reduce salaries in force until December 31, 2020. Associated with the restructuring plan and in order to adapt to the new demand scenario, the company has designed a staff reduction plan in the different countries where it operates. The costs associated with the execution of this plan were recorded in income as Restructuring activities expenses. (See note 27d);

(vi)	Short-term debt and debt maturities renewal;

(vii)	Governmental loan request in different countries in which the company operates; and Reduction of non-essential fleet and non-fleet investments

The Company, in consultation with its advisors, also evaluated a variety of potential restructuring options. In the opinion of the Board, the timings for a conventional bilateral process, the possibility that creditors may have decided to engage in collection actions, the impossibility of curing defaults and the need to implement a comprehensive restructuring of LATAM Airlines to which all its creditors and other interested parties must join, lead the Board to consider an in-court bankruptcy proceedings the best alternative.

In addition, the Board noted that other benefits of an in-court bankruptcy proceeding, including the imposition of the Bankruptcy Code’s “automatic stay,” which protects the Company from efforts by creditors and other interested parties to take action in respect of pre-bankruptcy debt, but which, at the same time, allows it to continue operating with its main assets, suppliers, financial parties, regulators and employees, while structuring a binding reorganization to be financially viable in a post-pandemic scenario.

Due to the foregoing, and after consulting the administration and the legal and financial advisors of the Company, on May 26, 2020 the Board has resolved unanimously that LATAM Airlines should initiate a reorganization process in the United States of America according to the rules established in the Bankruptcy Code by filing a voluntary petition for relief in accordance with the same.

Since the Chapter 11 filing, the Company secured up to US$ 2.45 billion in a debtor-in-possession financing facility (the “DIP Facility”) (See Note 3.1 c)).

Plan of Reorganization:

In order for the Company to emerge successfully from Chapter 11, the Company must obtain the Bankruptcy Court’s approval of a plan of reorganization, which will enable the Company to transition from Chapter 11 into ordinary course operations outside of bankruptcy. In connection with a plan of reorganization, the Company also may require a new credit facility, or “exit financing.” The Company’s ability to obtain such approval and financing will depend on, among other things, the timing and outcome of various ongoing matters related to the Bankruptcy Filing. A plan of reorganization determines the rights and satisfaction of claims of various creditors and parties-in-interest, and is subject to the ultimate outcome of negotiations and Bankruptcy Court decisions ongoing through the date on which the plan of reorganization is confirmed. On October 1, 2020, the Court entered an order extending the period by which the Debtors have the exclusive right to submit a plan of reorganization through and including January 29, 2021; on January 12, 2021, the Company requested a further extension until June 30, 2021. There is no guarantee that the Company will be able to obtain approval of the proposed reorganization plan from the Bankruptcy Court.

The Company presently expects that any proposed plan of reorganization will provide, among other things, mechanisms for settlement of claims against the Debtors’ estates, treatment of the Company’s existing equity and debt holders, and certain corporate governance and administrative matters pertaining to the reorganized Company. Any proposed plan of reorganization will be subject to revision prior to submission to the Bankruptcy Court based upon discussions with the Company’s creditors and other interested parties, and thereafter in response to interested parties’ objections and the requirements of the Bankruptcy Code and Bankruptcy Court. There can be no assurance that the Company will be able to secure approval for the Company’s proposed plan of reorganization from the Bankruptcy Court.

Going Concern:

These Consolidated Financial Statements have also been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Consolidated Financial Statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Debtors be unable to continue as a going concern.

As a result of the Chapter 11 proceedings, the satisfaction of the Company’s liabilities and funding of ongoing operations are subject to uncertainty as a product of the COVID-19 pandemic and the impossibility of knowing its duration at this date and, accordingly, there is a substantial doubt regarding the Company’s ability to continue as a going concern. There is no assurance that the Company will be able to emerge successfully from Chapter 11. Additionally, there is no assurance that long-term funding would be available at rates and on terms and conditions that would be financially acceptable and viable to the Company in the long term. If the Company is unable to generate additional working capital or raise additional financing when needed, it may not able to reinitiate currently suspended operations as a result of the COVID-19 pandemic, sell assets or enter into a merger or other combination with a third party, any of which could adversely affect the value of the Company’s common stock, or render it worthless. If the Company issues additional debt or equity securities, such securities may enjoy rights, privileges and priorities superior to those enjoyed by holders of the Company’s common stock, thereby diluting the value of the Company’s common stock. Additionally, in connection with the Chapter 11 Filing, material modifications could be made to the Company’s fleet and capacity purchase agreements. These modifications could materially affect the Company’s financial results going forward, and could result in future impairment charges.

Chapter 11 Milestones

Notice to Creditors - Effect of the Automatic Stay:

The Debtors have notified all known current or potential creditors that the Chapter 11 Cases were filed. Pursuant to the Bankruptcy Code and subject to certain limited exceptions, the filing of the Chapter 11 Cases gave rise to an automatic, worldwide injunction that precludes, among other things, any act to (i) obtain possession of property of or from the Debtors’ estates, (ii) create, perfect, or enforce any lien against property of the Debtors’ estates; (iii) exercise control over property of the Debtors’ estate, wherever in the world that property may be located; and further enjoined or stayed (iv) and also ordered or suspended the commencement or continuation of any judicial, administrative, or other action or proceeding against the debtor that could have been commenced before the Petition Date or efforts to recover a claim against the Debtors that arose before the Petition Date. Vendors are being paid for goods furnished and services provided postpetition in the ordinary course of business.

On August 31, 2020 (the “First Stay Motion”), and December 30, 2020 (the “Second Stay Motion”), Corporación Nacional de Consumidores y Usuarios de Chile (“CONADECUS”) filed two motions in the Bankruptcy Court seeking relief from the automatic stay in order prosecute certain actions against LATAM that are currently pending before the courts of Chile. LATAM filed a brief in opposition to the First Stay Motion, and on December 16, 2020, the Bankruptcy Court heard oral arguments on the First Stay Motion. At that hearing, the Bankruptcy Court granted the First Stay Motion for the limited purpose of allowing CONADECUS to further prosecute its pending appeal before the courts of Chile. On February 9, 2021, the Bankruptcy Court granted the Second Stay Motion on the same narrow grounds as the First Stay Motion. The Bankruptcy Court’s decisions on the First Stay Motion and Second Stay Motion did not affect the underlying proceedings in Chile beyond allowing CONADECUS to continue its pending appeals.

Appointment of the Creditors’ Committee:

On June 5, 2020, the United States Trustee for Region 2 appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in the Initial Chapter 11 Cases. The United States Trustee has not solicited additional members for the Creditors’ Committee as a result of TAM S.A. or any of its applicable subsidiaries joining the Bankruptcy Filing. On June 12, 2020, one of the Creditors’ Committee’s members, Compañía de Seguros de Vida Consorcio Nactional de Seguros S.A. resigned from the Creditors’ Committee. No trustee or examiner has been appointed in any of these Chapter 11 Cases. No other official committee have been solicited or appointed.

Assumption & Rejection of Executory Contracts:

Pursuant to the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), the Debtors are authorized to assume, assign or reject certain executory contracts and unexpired leases. Absent certain exceptions, the Debtors’ rejection of an executory contract or an unexpired lease is generally treated as prepetition breach, which entitles the contract counterparty to file a general unsecured claim against the Debtors and simultaneously relives the Debtors from their future obligations under the contract or lease. Further, the Debtors’ assumption of an executory contract or unexpired lease would generally require the Debtors to satisfy certain prepetition amounts due and owning under such contract or lease.

On June 28, 2020, the Bankruptcy Court authorized the Debtors to establish procedures for the rejection of certain executory contracts and unexpired leases. In accordance with these rejection procedures, the Bankruptcy Code and the Bankruptcy Rules the Debtors have or will reject certain contracts and leases (see note 17, 19 and 27). Relatedly, the Bankruptcy Court approved the Debtors’ request to extend the date by which the Debtors may assume or reject unexpired non-residential, real property leases until December 22, 2020. Following consent of certain lessors to further extend the deadline in order to finalize productive negotiations, the Debtors have moved to assume multiple airport leases at Miami-Dade, LAX and JFK related to the Debtors’ passenger and cargo businesses.

Further, the Debtors have or will file motions to reject certain aircraft and engine leases:

Bankruptcy Court approval date:	Asset rejected:
June 8, 2020	(i) 1 Boeing 767
June 24, 2020	(i) 16 Airbus A320-family aircraft; (ii) 2 Airbus A350 aircraft; and (iii) 4 Boeing 787-9
June 28, 2020	(i) 2 Engine model V2527-A5; and (ii) 2 Engine model CFM56-5B4/3
July 29, 2020	(i) 1 Engine model CFM56-5B3/3
August 19, 2020	(i) 1 Boeing 767
October 26, 2020	(i) 3 Airbus A320-family aircraft
October 28, 2020	(i) 1 Airbus A319
November 5, 2020	(i) 1 A320-family aircraft

As of December 31, 2020, and as a result of these contract rejections, obligations with the lenders and lessors were extinguish and also the Company lost control over the related assets, which led to the derecognition of the assets and the liabilities associated with these aircraft. See note 17, 19 and 27. All accounting effects were recorded during the year ended December 31, 2020 as Restructuring activities expenses.

On November 23, 2020, the Bankruptcy Court also entered order authorizing the Debtors to assume key commercial agreements with Delta Air Lines, Inc. Relatedly, the Debtors have or will file motions to enter into certain aircraft lease amendment agreements which have the effect of, among other things, reducing the Debtors’ rental payment obligations. On December 31, 2020, the Bankruptcy Court entered an order authorizing the Debtors to enter into a lease amendment agreement with Vermillion Aviation (Two) Limited. The agreement requires the Debtors to assume the amended lease through a plan of reorganization, with certain limited exceptions.

Statements and Schedules:

On September 8, 2020, the Debtors filed with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors (the “Statements and Schedules”). The Statements and Schedules are prepared according to the requirements of applicable bankruptcy law and are subject to further amendment or modification by the Debtors, for example: “Monthly Operating Report” (MOR). The Company on a monthly basis makes the presentation of these schedules and statements.

Although the Debtors believe that these materials provide the information required under the Bankruptcy Code or orders of the Bankruptcy Court, they are nonetheless unaudited and prepared in a format different from the consolidated financial reports historically prepared by LATAM in accordance with IFRS (International Financial Reporting Standards). Certain of the information contained in the Statements and Schedules may be prepared on an unconsolidated basis. Accordingly, the Debtors believe that the substance and format of these materials do not allow meaningful comparison with their regularly publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Debtors’ securities, or claims against the Debtors, or for comparison with other financial information required to be reported under applicable securities law.

Intercompany and Affiliate Transactions:

The Debtors are authorized to continue performing certain postpetition intercompany and affiliate transactions in the ordinary course of business, including transactions with non-debtor affiliates, and to honor obligations in connection with such transactions; provided, however, the Debtors shall not make any cash payments on account of prepetition transactions with affiliates absent permission from the Bankruptcy Court, including any repayments on any prepetition loans to non-debtor affiliates pursuant to any such transactions. Out of an abundance of caution, the Debtors have also sought and received Bankruptcy Court approval to contribute capital, capitalize intercompany debt and issue shares between certain debtor affiliates.

Debtor in Possession Financing

On September 19, 2020, the Bankruptcy Court entered an order authorizing the Debtors to obtain postpetition “debtor-in-possession financing” in the form of a multi-draw term loan facility in an aggregate principal amount of up to US$2.45 billion (See note 3.1 c)).

Establishment of Bar Dates.

On September 24, 2020, the Bankruptcy Court entered an order (the “Bar Date Order”) establishing December 18, 2020, as the general deadline (the “General Bar Date”) by which persons or entities who believe they hold any claims against any Debtor that arose prior to the Petition Date, as applicable to each Debtor, must have submitted written documentation of such claims (a “Proof of Claim”). The General Bar Date was not applicable to governmental units, which must have submitted Proofs of Claims by January 5, 2021 (the “Governmental Bar Date”). Finally, as more fully described in the Bar Date Order, claims with respect to rejected contracts or unexpired leases may be subject to a deadline later than the General Bar Date (the “Rejection Bar Date” and, together with the General Bar Date and the Governmental Bar Date, the “Bar Dates’). Any person or entity that fails to timely file its Proof of Claim by the applicable Bar Date will be forever barred from asserting their claim and will not receive any distributions made as part of the ultimate plan of reorganization. Notice of the Bar Dates, as well as instructions on how to file Proof of Claims, were sent to all known creditors and published in various newspapers in the United States and South America.

On December 17, 2020, the Court entered an order establishing a supplemental bar date of February 5, 2021 (the “Supplemental Bar Date”), for certain non-U.S. claimants not otherwise subject to the General Bar Date. The Supplemental Bar Date applies only to those entities and individuals specifically identified in the court order. Any person or entity that fails to timely file its Proof of Claim by the Supplemental Bar Date will be forever barred from asserting their claim and will not receive any distributions made as part of the ultimate plan of reorganization.

Following the close of the General Bar Date and the Supplemental Bar Date, the Debtors have continued the process of reconciling approximately 6,000 submitted claims and have developed procedures to streamline the claims process. The Company has already filed objections to a number of claims and anticipates continuing to do so in the coming months. Although many objections have been entered on an omnibus basis, some claims disputes will likely require individualized adjudication by the Bankruptcy Court. Further, the Company has also filed a motion requesting approval of alternative dispute resolution procedures to resolves certain claims disputes outside of the Bankruptcy Court. Given the need to reconcile claims against the Company’s books and records and to resolve claims disputes both in and outside of the Bankruptcy Court, the Company is not yet able to make a reliable estimate of the final claims pool, both in terms of the final number of claims and the value of such claims.

Basis of Consolidation

2.2. Basis of Consolidation

(a) Subsidiaries

Subsidiaries are all the entities (including special-purpose entities) over which the Company has the power to control the financial and operating policies, which are generally accompanied by a holding of more than half of the voting rights. In evaluating whether the Company controls another entity, the existence and effect of potential voting rights that are currently exercisable or convertible at the date of the consolidated financial statements are considered. The subsidiaries are consolidated from the date on which control is passed to the Company and they are excluded from the consolidation on the date they cease to be so controlled. The results and flows are incorporated from the date of acquisition.

Balances, transactions and unrealized gains on transactions between the Company’s entities are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment loss of the asset transferred. When necessary in order to ensure uniformity with the policies adopted by the Company, the accounting policies of the subsidiaries are modified.

To account for and identify the financial information revealed when carrying out a business combination, such as the acquisition of an entity by the Company, is apply the acquisition method provided for in IFRS 3: Business combination.

(b) Transactions with non-controlling interests

The Group applies the policy of considering transactions with non-controlling interests, when not related to loss of control, as equity transactions without an effect on income.

(c) Sales of subsidiaries

When a subsidiary is sold and a percentage of participation is not retained, the Company derecognizes assets and liabilities of the subsidiary, the non-controlling and other components of equity related to the subsidiary. Any gain or loss resulting from the loss of control is recognized in the consolidated income statement in Other gains (losses).

If LATAM Airlines Group S.A. and Subsidiaries retain an ownership of participation in the sold subsidiary, and does not represent control, this is recognized at fair value on the date that control is lost, the amounts previously recognized in Other comprehensive income are accounted as if the Company had disposed directly from the assets and related liabilities, which can cause these amounts are reclassified to profit or loss. The percentage retained valued at fair value is subsequently accounted using the equity method.

(d) Investees or associates

Investees or associates are all entities over which LATAM Airlines Group S.A. and Subsidiaries have significant influence but have no control. This usually arises from holding between 20% and 50% of the voting rights. Investments in associates are booked using the equity method and are initially recognized at their cost.

Foreign currency transactions

2.3. Foreign currency transactions

(a) Presentation and functional currencies

The items included in the financial statements of each of the entities of LATAM Airlines Group S.A. and Subsidiaries are valued using the currency of the main economic environment in which the entity operates (the functional currency). The functional currency of LATAM Airlines Group S.A. is the United States dollar which is also the presentation currency of the consolidated financial statements of LATAM Airlines Group S.A. and Subsidiaries.

(b) Transactions and balances

Foreign currency transactions are translated to the functional currency using the exchange rates on the transaction dates. Foreign currency gains and losses resulting from the liquidation of these transactions and from the translation at the closing exchange rates of the monetary assets and liabilities denominated in foreign currency are shown in the consolidated statement of income by function except when deferred in Other comprehensive income as qualifying cash flow hedges.

(c) Adjustment due to hyperinflation

After July 1, 2018, the Argentine economy was considered, for purposes of IFRS, hyperinflationary. The financial statements of the subsidiaries whose functional currency is the Argentine Peso have been restated.

The non-monetary items of the statement of financial position as well as the income statement, comprehensive incomes and cash flows of the group’s entities, whose functional currency corresponds to a hyperinflationary economy, are adjusted for inflation and re-expressed in accordance with the variation of the consumer price index (“CPI”), at each presentation date of its financial statements. The re-expression of non-monetary items is made from the date of initial recognition in the statements of financial position and considering that the financial statements are prepared under the historical cost criterion.

Net losses or gains arising from the re-expression of non-monetary items and income and costs are recognized in the consolidated income statement under “Result of indexation units”.

Net gains and losses on the re-expression of opening balances due to the initial application of IAS 29 are recognized in the consolidated retained earnings.

Re-expression due to hyperinflation will be recorded until the period or exercise in which the economy of the entity ceases to be considered as a hyperinflationary economy, at that time, the adjustments made by hyperinflation will be part of the cost of non-monetary assets and liabilities.

The comparative amounts in the Consolidated financial statements of the Company are presented in a stable currency and are not adjusted for subsequent changes in the price level or exchange rates.

(d) Group entities

The results and the financial situation of the Group’s entities, whose functional currency is different from the presentation currency of the consolidated financial statements, of LATAM Airlines Group S.A., which does not correspond to the currency of a hyperinflationary economy, are converted into the currency of presentation as follows:

(i) Assets and liabilities of each consolidated statement of financial position presented are translated at the closing exchange rate on the consolidated statement of financial position date;

(ii) The revenues and expenses of each income statement account are translated at the exchange rates prevailing on the transaction dates, and

(iii) All the resultant exchange differences by conversion are shown as a separate component in other comprehensive income, within “Gain (losses) from exchange rate difference, before tax”.

For those subsidiaries of the group whose functional currency is different from the presentation currency and, moreover, corresponds to the currency of a hyperinflationary economy; its restated results, cash flow and financial situation are converted to the presentation currency at the closing exchange rate on the date of the consolidated financial statements.

The exchange rates used correspond to those fixed in the country where the subsidiary is located, whose functional currency is different to the U.S. dollar.

Adjustments to the Goodwill and fair value arising from the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and are translated at the closing exchange rate or period informed, restated when the currency came from the functional entity of the foreign entity corresponds to that of a hyperinflationary economy, the adjustments for the restatement of goodwill are recognized in the consolidated equity.

Property, plant and equipment

2.4. Property, plant and equipment

The land of LATAM Airlines Group S.A. and Subsidiaries, are recognized at cost less any accumulated impairment loss. The rest of the Properties, plants and equipment are recorded, both in their initial recognition and in their subsequent measurement, at their historical cost, restated for inflation when appropriate, less the corresponding depreciation and any loss due to deterioration.

The amounts of advances paid to the aircraft manufacturers are activated by the Company under Construction in progress until they are received.

Subsequent costs (replacement of components, improvements, extensions, etc.) are included in the value of the initial asset or are recognized as a separate asset, only when it is probable that the future economic benefits associated with the elements of property, plant and equipment, they will flow to the Company and the cost of the item can be determined reliably. The value of the replaced component is written off. The rest of the repairs and maintenance are charged to the result of the year in which they are incurred.

The depreciation of the properties, plants and equipment is calculated using the linear method over their estimated technical useful lives; except in the case of certain technical components which are depreciated on the basis of cycles and hours flown. This charge is recognized in the captions “Cost of sale” and “Administrative expenses”.

The residual value and the useful life of the assets are reviewed and adjusted, if necessary, once a year.

When the value of an asset exceeds its estimated recoverable amount, its value is immediately reduced to its recoverable amount.

Losses and gains from the sale of property, plant and equipment are calculated by comparing the consideration with the book value and are included in the consolidated statement of income.

Intangible assets other than goodwill

2.5. Intangible assets other than goodwill

(a) Airport slots and Loyalty program

Airport slots and the Loyalty program correspond to intangible assets with indefinite useful lives and are annually tested for impairment as an integral part of the CGU Air Transport.

Airport Slots correspond to an administrative authorization to carry out operations of arrival and departure of aircraft, at a specific airport, within a certain period of time.

The Loyalty program corresponds to the system of accumulation and exchange of points that is part of TAM Linhas Aereas S.A.

The airport slots and Loyalty program were recognized at fair value under IFRS 3, as a consequence of the business combination with TAM S.A. and Subsidiaries.

(b) Computer software

Licenses for computer software acquired are capitalized on the basis of the costs incurred in acquiring them and preparing them for using the specific software. These costs are amortized over their estimated useful lives, for which the Company has been defined useful lives between 3 and 10 years.

Expenses related to the development or maintenance of computer software which do not qualify for capitalization, are shown as an expense when incurred. The personnel costs and others cost directly related to the production of unique and identifiable computer software controlled by the Company, are shown as intangible Assets others than Goodwill when they have met all the criteria for capitalization.

(c) Brands

The Brands were acquired in the business combination with TAM S.A. and Subsidiaries and, recognized at fair value under IFRS 3. The Company has defined a useful life of five years, period in which the value of the brands will be amortized.

Goodwill

2.6. Goodwill

Goodwill represents the excess of acquisition cost over the fair value of the Company’s participation in the net identifiable assets of the subsidiary or associate on the acquisition date. Goodwill related to acquisition of subsidiaries is not amortized but tested for impairment annually or each time that there is evidence of impairment. Gains and losses on the sale of an entity include the book amount of the goodwill related to the entity sold.

Borrowing costs

2.7. Borrowing costs

Interest costs incurred for the construction of any qualified asset are capitalized over the time necessary for completing and preparing the asset for its intended use. Other interest costs are recognized in the consolidated statement of income when accrued.

Losses for impairment of non-financial assets

2.8. Losses for impairment of non-financial assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Assets subject to amortization are tested for impairment losses whenever any event or change in circumstances indicates that the carrying amount may not be recoverable. An impairment loss is recognized for the excess of the carrying amount of the asset over its recoverable amount. The recoverable amount is the fair value of an asset less the costs for sale or the value in use, whichever is greater. For the purpose of evaluating impairment losses, assets are grouped at the lowest level for which there are largely independent cash inflows (cash generating unit. Non-financial assets, other than goodwill, that would have suffered an impairment loss are reviewed if there are indicators of reversal of losses. Impairment losses are recognized in the consolidated statement of income under “Other gains (losses)”.

Financial assets

2.9. Financial assets

The Company classifies its financial assets in the following categories: at fair value (either through other comprehensive income, or through gains or losses), and at amortized cost. The classification depends on the business model of the entity to manage the financial assets and the contractual terms of the cash flows.

The group reclassifies debt investments when, and only when, it changes its business model to manage those assets.

In the initial recognition, the Company measures a financial asset at its fair value plus, in the case of a financial asset classified at amortized cost, the transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets accounted for at fair value through profit or loss are recorded as expenses in the income statement.

(a) Debt instruments

The subsequent measurement of debt instruments depends on the group’s business model to manage the asset and cash flow characteristics of the asset. The Company has two measurement categories in which the group classifies its debt instruments:

Amortized cost: the assets held for the collection of contractual cash flows where those cash flows represent only payments of principal and interest are measured at amortized cost. A gain or loss on a debt investment that is subsequently measured at amortized cost and is not part of a hedging relationship is recognized in income when the asset is derecognized or impaired. Interest income from these financial assets is included in financial income using the effective interest rate method.

Fair value through profit or loss: assets that do not meet the criteria of amortized cost or FVOCI are measured at fair value through profit or loss. A gain or loss on a debt investment that is subsequently measured at fair value through profit or loss and is not part of a hedging relationship is recognized in profit or loss and is presented net in the income statement within other gains / (losses) in the period or exercise in which it arises.

(b) Equity instruments

Changes in the fair value of financial assets at fair value through profit or loss are recognized in other gains / (losses) in the statement of income as appropriate.

The Company evaluates in advance the expected credit losses associated with its debt instruments recorded at amortized cost. The applied impairment methodology depends on whether there has been a significant increase in credit risk.

Derivative financial instruments and hedging activities

2.10. Derivative financial instruments and hedging activities

Derivatives are recognized, in accordance with IAS 39 for hedge accounting and IFRS 9 for derivatives not qualify as hedge accounting, initially at fair value on the date on which the derivative contract was made and are subsequently valued at their fair value. The method to recognize the resulting loss or gain depends on whether the derivative has been designated as a hedging instrument and, if so, the nature of the item being hedged. The Company designates certain derivatives as:

(a)	Hedge of the fair value of recognized assets (fair value hedge);

(b)	Hedge of an identified risk associated with a recognized liability or an expected highly- Probable transaction (cash-flow hedge), or

(c)	Derivatives that do not qualify for hedge accounting.

The Company documents, at the inception of each transaction, the relationship between the hedging instrument and the hedged item, as well as its objectives for managing risk and the strategy for carrying out various hedging transactions. The Company also documents its assessment, both at the beginning and on an ongoing basis, as to whether the derivatives used in the hedging transactions are highly effective in offsetting the changes in the fair value or cash flows of the items being hedged.

The total fair value of the hedging derivatives is booked as Other non-current financial asset or liability if the remaining maturity of the item hedged is over 12 months, and as an other current financial asset or liability if the remaining term of the item hedged is less than 12 months. Derivatives not booked as hedges are classified as Other financial assets or liabilities.

(a) Fair value hedges

Changes in the fair value of designated derivatives that qualify as fair value hedges are shown in the consolidated statement of income, together with any change in the fair value of the asset or liability hedged that is attributable to the risk being hedged.

(b) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is shown in the statement of other comprehensive income. The loss or gain relating to the ineffective portion is recognized immediately in the consolidated statement of income under other gains (losses). Amounts accumulated in equity are reclassified to profit or loss in the periods or exercise when the hedged item affects profit or loss.

In case of variable interest-rate hedges, the amounts recognized in the statement of other comprehensive income are reclassified to results within financial costs at the same time the associated debts accrue interest.

For fuel price hedges, the amounts shown in the statement of other comprehensive income are reclassified to results under the line item Cost of sales to the extent that the fuel subject to the hedge is used.

For foreign currency hedges, the amounts recognized in the statement of other comprehensive income are reclassified to income as deferred revenue resulting from the use of points, are recognized as Income.

When hedging instrument mature, is sold or fails to meet the requirements to be accounted for as hedges, any gain or loss accumulated in the statement of Other comprehensive income until that moment, remains in the statement of other comprehensive income and is reclassified to the consolidated statement of income when the hedged transaction is finally recognized. When it is expected that the hedged transaction is no longer going to occur, the gain or loss accumulated in the statement of other comprehensive income is taken immediately to the consolidated statement of income as “Other gains (losses)”.

(c) Derivatives not booked as a hedge

The changes in fair value of any derivative instrument that is not booked as a hedge are shown immediately in the consolidated statement of income in “Other gains (losses)”.

Inventories

2.11. Inventories

Inventories, are shown at the lower of cost and their net realizable value. The cost is determined on the basis of the weighted average cost method (WAC). The net realizable value is the estimated selling price in the normal course of business, less estimated costs necessary to make the sale.

Trade and other accounts receivable

2.12. Trade and other accounts receivable

Commercial accounts receivable are initially recognized at their fair value and subsequently at their amortized cost in accordance with the effective rate method, less the provision for impairment according to the model of the expected credit losses. The Company applies the simplified approach permitted by IFRS 9, which requires that expected lifetime losses be recognized upon initial recognition of accounts receivable.

In the event that the Company transfers its rights to any financial asset (generally accounts receivable) to a third party in exchange for a cash payment, the Company evaluates whether all risks and rewards have been transferred, in which case the account receivable is derecognized.

The existence of significant financial difficulties on the part of the debtor, the probability that the debtor goes bankrupt or financial reorganization are considered indicators of a significant increase in credit risk.

The carrying amount of the asset is reduced as the provision account is used and the loss is recognized in the consolidated income statement under “Cost of sales”. When an account receivable is written off, it is regularized against the provision account for the account receivable.

Cash and cash equivalents	2.13. Cash and cash equivalents Cash and cash equivalents include cash and bank balances, time deposits in financial institutions, and other short-term and highly liquid investments.
Capital

2.14. Capital

The common shares are classified as net equity.

Incremental costs directly attributable to the issuance of new shares or options are shown in net equity as a deduction from the proceeds received from the placement of shares.

Trade and other accounts payables	2.15. Trade and other accounts payables Trade payables and other accounts payable are initially recognized at fair value and subsequently at amortized cost.
Interest-bearing loans

2.16. Interest-bearing loans

Financial liabilities are shown initially at their fair value, net of the costs incurred in the transaction. Later, these financial liabilities are valued at their amortized cost; any difference between the proceeds obtained (net of the necessary arrangement| costs) and the repayment value, is shown in the consolidated statement of income during the term of the debt, according to the effective interest rate method.

Financial liabilities are classified in current and non-current liabilities according to the contractual payment dates of the nominal principal.

Current and deferred taxes

2.17. Current and deferred taxes

The tax expense for the period comprises income and deferred taxes.

The current income tax expense is calculated based on tax laws in enacted the date of statement of financial position, in the countries in which the subsidiaries and associates operate and generate taxable income.

Deferred taxes are recognized, on the temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax is not accounted for if it arises from the initial recognition of an assets or a liability in transaction other than a business combination that at the time of the transaction does not affect the accounting or the taxable profit or loss. Deferred tax is determined using the tax rates (and laws) that have been enacted or substantially enacted at the date of the consolidated statements of financial position, and are expected to apply when the related deferred tax asset is realized or the deferred tax liability discharged.

Deferred tax assets are recognized only to the extent it is probable that the future taxable profit will be available against which the temporary differences can be utilized.

The tax (current and deferred) is recognized in statement of income by function, unless it relates to an item recognized in other comprehensive income, directly in equity. In this case the tax is also recognized in other comprehensive income or, directly in the statement of income by function, respectively.

Employee benefits

2.18. Employee benefits

(a) Personnel vacations

The Company recognizes the expense for personnel vacations on an accrual basis.

(b) Share-based compensation

The compensation plans implemented based on the shares of the Company are recognized in the consolidated financial statements in accordance with IFRS 2: Share-based payments, for plans based on the granting of options, the effect of fair value is recorded in equity with a charge to remuneration in a linear manner between the date of grant of said options and the date on which they become irrevocable, for the plans considered as cash settled award the fair value, updated as of the closing date of each reporting period or exercise, is recorded as a liability with charge to remuneration.

(c) Post-employment and other long-term benefits

Provisions are made for these obligations by applying the method of the projected unit credit method, and considering estimates of future permanence, mortality rates and future wage increases determined on the basis of actuarial calculations. The discount rates are determined by reference to market interest-rate curves. Actuarial gains or losses are shown in other comprehensive income.

(d) Incentives

The Company has an annual incentives plan for its personnel for compliance with objectives and individual contribution to the results. The incentives eventually granted consist of a given number or portion of monthly remuneration and the provision is made on the basis of the amount estimated for distribution.

(e) Termination benefits

The group recognizes termination benefits at the earlier of the following dates: (a) when the group terminates laboral relation; and (b) when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of terminations benefits.

Provisions

2.19. Provisions

Provisions are recognized when:

(i)	The Company has a present legal or implicit obligation as a result of past events;

(ii)	It is probable that payment is going to be necessary to settle an obligation; and

(iii)	The amount has been reliably estimated.

Revenue from contracts with customers

2.19. Provisions

Provisions are recognized when:

(i)	The Company has a present legal or implicit obligation as a result of past events;

(ii)	It is probable that payment is going to be necessary to settle an obligation; and

(iii)	The amount has been reliably estimated.

2.20. Revenue from contracts with customers

(a) Transportation of passengers and cargo

The Company recognizes the sale for the transportation service as a deferred income liability, which is recognized as income when the transportation service has been lent or expired. In the case of air transport services sold by the Company and that will be made by other airlines, the liability is reduced when they are remitted to said airlines. The Company periodically reviews whether it is necessary to make an adjustment to deferred income liabilities, mainly related to returns, changes, among others.

Compensations granted to clients for changes in the levels of services or billing of additional services such as additional baggage, change of seat, among others, are considered modifications of the initial contract, therefore, they are deferred until the corresponding service is provided.

(b) Expiration of air tickets

The Company estimates in a monthly basis the probability of expiration of air tickets, with refund clauses, based on the history of use of the same. Air tickets without refund clause are expired on the date of the flight in case the passenger does not show up.

(c) Costs associated with the contract

The costs related to the sale of air tickets are activated and deferred until the moment of providing the corresponding service. These assets are included under the heading “Other current non-financial assets” in the Consolidated Classified Statement of Financial Position.

(d) Frequent passenger program

The Company maintains the following loyalty programs: LATAM Pass and LATAM Pass Brasil, whose objective is building customer loyalty through the delivery of miles or points.

These programs give their frequent passengers the possibility of earning LATAMPASS’s miles or points, which grant the right to a selection of both air and non-air awards. Additionally, the Company sells the LATAMPASS miles or points to financial and non-financial partners through commercial alliances to award miles or points to their customers.

To reflect the miles and points earned, the loyalty program mainly includes two types of transactions that are considered revenue arrangements with multiple performance obligations: (1) Passenger Ticket Sales Earning miles or points (2) miles or points sold to financial and non-financial partner

(1) Passenger Ticket Sales Earning Miles or Points.

In this case, the miles or points are awarded to customers at the time that the company performs the flight.

To value the miles or points earned with travel, we consider the quantitative value a passenger receives by redeeming miles for a ticket rather than paying cash, which is referred to as Equivalent Ticket Value (“ETV”). Our estimate of ETV is adjusted for miles and point that are not likely to be redeemed (“breakage”).

The balance of miles and point that are pending to redeem are include on deferred revenue.

(2) Miles sold to financial and non-financial partner

To value the miles or points earns through financial and non-financial partners,the performance obligations with the client are estimated separately. To calculate these performance obligations, different components that add value in the commercial contract must be considered, such as marketing, advertising and other benefits, and finally the value of the points awarded to customers based on our ETV. The value of each of these components is finally allocated in proportion to their relative prices. The performance obligations associated with the valuation of the points or miles earned become part of the Deferred Revenue, and the remaining performance obligations, are recorded as revenue when the miles or points are delivered to the client.

When the miles and points are exchanged for products and services other than the services provided by the Company, the income is recognized immediately, when the exchange is made for air tickets of any airline of LATAM Airlines Group S.A. and subsidiaries, the income is deferred until the air transport service is provided.

The miles and points that the Company estimates will not be exchanged are recognized in the results based on the consumption pattern of the miles or points effectively exchanged by customers. The Company uses statistical models to estimate the probability of exchange, which is based on historical patterns and projections.

(e) Dividend income

Dividend income is recognized when the right to receive payment is established.

Leases

2.21. Leases

The Company recognizes contracts that meet the definition of a lease, as a right of use asset and a lease liability on the date when the underlying asset is available for use.

Assets for right of use are measured at cost including the following:

-	The amount of the initial measurement of the lease liability;

-	Lease payment made at or before commencement date;

-	Initial direct costs, and

-	Restoration costs.

The assets by right of use are recognized in the statement of financial position in Properties, plants and equipment.

Lease liabilities include the net present value of the following payments:

-	Fixed payments including in substance fixed payment.

-	Variable lease payments that depend on an index or a rate;

-	The exercise price of a purchase options, if is reasonably certain to exercise that option.

The Company determines the present value of the lease payments using the implicit rates for the aircraft leasing contracts and for the rest of the underlying assets, uses the incremental borrowing rate.

Lease liabilities are recognized in the statement of financial position under Other financial liabilities, current or non-current.

Interest accrued on financial liabilities is recognized in the consolidated statement of income in “Financial costs”.

Payments associated with short-term leases without purchase options and leases of low-value assets are recognized on a straight-line basis in profit or loss at the time of accrual. Those payments are presented in cash flows use in operation activities.

The Company analyzes the financing agreements of aircrafts, mainly considering characteristics such as:

(a) that the Company initially acquired the aircraft or took an important part in the process of direct acquisition with the manufacturers.

(b) Due to the contractual conditions, it is virtually certain that the Company will execute the purchase option of the aircraft at the end of the lease term.

Since these financing agreements are “substantially purchases” and not leases, the related liability is considered as a financial debt classified under to IFRS 9 and continue to be presented within the “Other financial liabilities” described in Note 19. On the other hand, the aircraft are presented in Property, Plants and Equipment, as described in Note 17, as “own aircraft”.

The Group qualifies as sale and lease transactions, operations that lead to a sale according to IFRS 15. More specifically, a sale is considered as such if there is no option to purchase the goods at the end of the lease term.

If the sale by the seller-lessee is classified as a sale in accordance with IFRS 15, the underlying asset is derecognized, and a right-of-use asset equal to the portion retained proportionally of the amount of the asset is recognized.

If the sale by the seller-lessee is not classified as a sale in accordance with IFRS 15, the transferred assets are kept in the financial statements and a financial liability equal to the sale price is recognized (received from the buyer-lessor).

The Company has applied the practical solution allowed by IFRS 16 for those contracts that meet the established requirements and that allows a lessee to choose not to evaluate if the concessions that it obtains derived from COVID-19 are a modification of the lease.

Non-current assets or disposal groups classified as held for sale

2.21. Leases

The Company recognizes contracts that meet the definition of a lease, as a right of use asset and a lease liability on the date when the underlying asset is available for use.

Assets for right of use are measured at cost including the following:

-	The amount of the initial measurement of the lease liability;

-	Lease payment made at or before commencement date;

-	Initial direct costs, and

-	Restoration costs.

The assets by right of use are recognized in the statement of financial position in Properties, plants and equipment.

Lease liabilities include the net present value of the following payments:

-	Fixed payments including in substance fixed payment.

-	Variable lease payments that depend on an index or a rate;

-	The exercise price of a purchase options, if is reasonably certain to exercise that option.

The Company determines the present value of the lease payments using the implicit rates for the aircraft leasing contracts and for the rest of the underlying assets, uses the incremental borrowing rate.

Lease liabilities are recognized in the statement of financial position under Other financial liabilities, current or non-current.

Interest accrued on financial liabilities is recognized in the consolidated statement of income in “Financial costs”.

Payments associated with short-term leases without purchase options and leases of low-value assets are recognized on a straight-line basis in profit or loss at the time of accrual. Those payments are presented in cash flows use in operation activities.

The Company analyzes the financing agreements of aircrafts, mainly considering characteristics such as:

(a) that the Company initially acquired the aircraft or took an important part in the process of direct acquisition with the manufacturers.

(b) Due to the contractual conditions, it is virtually certain that the Company will execute the purchase option of the aircraft at the end of the lease term.

Since these financing agreements are “substantially purchases” and not leases, the related liability is considered as a financial debt classified under to IFRS 9 and continue to be presented within the “Other financial liabilities” described in Note 19. On the other hand, the aircraft are presented in Property, Plants and Equipment, as described in Note 17, as “own aircraft”.

The Group qualifies as sale and lease transactions, operations that lead to a sale according to IFRS 15. More specifically, a sale is considered as such if there is no option to purchase the goods at the end of the lease term.

If the sale by the seller-lessee is classified as a sale in accordance with IFRS 15, the underlying asset is derecognized, and a right-of-use asset equal to the portion retained proportionally of the amount of the asset is recognized.

If the sale by the seller-lessee is not classified as a sale in accordance with IFRS 15, the transferred assets are kept in the financial statements and a financial liability equal to the sale price is recognized (received from the buyer-lessor).

The Company has applied the practical solution allowed by IFRS 16 for those contracts that meet the established requirements and that allows a lessee to choose not to evaluate if the concessions that it obtains derived from COVID-19 are a modification of the lease.

2.22. Non-current assets or disposal groups classified as held for sale

Non-current assets (or disposal groups) classified as assets held for sale are shown at the lesser of their book value and the fair value less costs to sell.

Maintenance

2.23. Maintenance

The costs incurred for scheduled heavy maintenance of the aircraft’s fuselage and engines are capitalized and depreciated until the next maintenance. The depreciation rate is determined on technical grounds, according to the use of the aircraft expressed in terms of cycles and flight hours.

In case of aircraft include in property, plant and equipment, these maintenance cost are capitalized as Property, plant and equipment, while in the case of aircraft on right of use, a liability is accrued based on the use of the main components is recognized, since a contractual obligation with the lessor to return the aircraft on agreed terms of maintenance levels exists. These are recognized as Cost of sales.

Additionally, some contracts that comply with the definition of lease establish the obligation of the lessee to make deposits to the lessor as a guarantee of compliance with maintenance and return conditions. These deposits, often called maintenance reserves, accumulate until a major maintenance is performed, once made, the recovery is requested to the lessor. At the end of the contract period, there is comparison between the reserves that have been paid and required return conditions, and compensation between the parties are made if applicable.

The unscheduled maintenance of aircraft and engines, as well as minor maintenance, are charged to results as incurred.

Environmental costs	2.24. Environmental costs Disbursements related to environmental protection are charged to results when incurred.